Exhibit 99

Mine Location Maps

American Metallic Mine

Beatty (Barrick) Bullfrog Mine

Capitola Extension 2 Mine

Capitola Mine 1

El Tule Mine

Golden Eagle Mine

Gypsy Mine

Hot Springs Mine

Placeritas Mine Map 1

Placeritas Mine Map 2 - 3

Reward Mine

Stud Mine



5765
5700
5678
5730
GOLDFIELD
JEEP TRAIL
T 3 S
T 4 S
5938
5900
5641
Mine
Prospect
5954 T
3
5854 T
5852 T
Adit
Sketch 1
5630 T
Mine
Shaft
2
5660 T
5600
5761 T
BM 5486
5541 T
Telephone Line
5449
95
BM5411
1
5417T
5607 T
5483 T
R 42 E
Prospect
5564 T
4WD
TRAIL
5771
Prospects
5762
5800
5867
HILLS
5843 T
5482 T
5424AT
BM5405
Old
Railroad
Prospects
Prospect
6233 T
5879
6404 T
5647 T
5301 T
Prospect
Prospects
Prospects
10
11
6032
0 mi

Lat/Long: 37.628566 , -117.237919
DMS: 37º 37' 42", -117º 14' 16"
UTM: N:4164631.56, E:479006.42,
Zone: 11S

American Metallic Mine A.K.A. Gallaic Mine
NMC#1068410 T4S R42E N1/2 NW1/4 NW1/4
Sec.2

Aurum Exploration, Inc.


4WD
Prospects
Spring
Buck Spring
Sullivan Spring
Sketch 1
4260T
Mason Spring
WT
Rainbow Mtn
4670T
Black Peak
4663T
4380T
Prospects
USLM No 171
Busch
5070T
Busch Peak
Canyon
Montgomery-Sh
Mine
Montgomery Mtn
4334T
4215T
Gate
Prospects
Box
Sutherland Mountain
3790T
Bonanza
0
0 mi

Lat/Long: 36.916523 , -116.824957
DMS: 36º 54' 59", -116º 49' 29"
UTM: N:4085626.37, E:515591.65, Zone: 11S

Aurum Exploration, Inc. Beatty Bullfrog (Barrick) Bullfrog Mine
NMC#'s 1062044, 1062045, 1062046, 1062047, and 1062048


Sketch 1
Northern Lights Mine
0
0 mi

Lat/Long: 38.915387 , -118.903492
DMS: 38° 54' 55", -118° 54' 12"
UTM: N:4309109.43, E:334970.69,
Zone: 11S

Aurum Exploration, Inc. Capitola Extension 2
NMC#1067783



Sketch 1
PROSPECTS
ADIT
MINE SHAFTS
Paiute Spring
White Mountain
4999
4843
5405T
0 mi

Lat/Long: 39.007809 , -118.912323
DMS: 39º 0' 28", -118º 54' 44"
UTM: N:4319382.76, E:334420.35, Zone: 11S

Aurum Exploration, Inc. Capitola Extension
NMC# 1067782



Sketch 2
Sketch 1
Carpenter Spring
Prospect
Prospects
Cucamunga Spring
Tule Summit
Wild Rose Spring
0 mi
Lat/Long: 37.377695 , -117.624044
DMS: 37° 22' 39", -117° 37' 26"
UTM: N:4136955.30, E:444750.57, Zone: 11S
Aurum Exploration, Inc. El Tule Mine

NMC 1061193, NMC 1061194, 1061159, 1061196, 1061197, 1061198, 1061199, 1061200, 1061201, 1061202, 1061203, 1061204, 1061205, 1061206, 1061207 1061208, 1061209, 1061210, 1061211, 1059839, 1059840, 1059841


Sketch 1
Sketch 2
Sketch 3
Sketch 4
E U G E N E
M O U N T A I N S
Corral
Canyon
0
0 mi
xLat/Long: 40.871697 , -118.174212
DMS: 40° 52' 18", -118° 10' 27"
UTM: N:4525177.87, E:401054.71, Zone: 11T
Aurum Exploration, Inc. Golden Eagle Mine

Patented 704 Acres + 40 Acres Unpatented NMC#'s 1077329, 1077330


Sketch 1
Prospects
BRUNSWICK
CANYON
4WD
PROSPECTS
PROSPECT
Utopian Mine
6009AT
20
21
28
29
0
0 mi

Lat/Long: 39.064963 , -119.630807
DMS: 39º 3' 53", -119º 37' 50"
UTM: N:4327280.10, E:272385.64, Zone: 11S

Aurum Exploration, Inc. Gypsey Mine 160 Acres
NMC# 1065492


CARSON CITY
DOUGLAS CO
Sketch 1
Hot Springs Mountain
Saratoga Hot Spring
Sewage Treatment Ponds
Water Tank
Spring
VALLEY
CARSON
0 0 mi
Lat/Long: 39.063245 , -119.713714
DMS: 39° 3' 47", -119° 42' 49"
UTM: N:4327300.43, E:265205.83,
Zone: 11S
Aurum Exploration, Inc. Hot Springs Mine
NMC# 1065491 80 Acres


Sketch 1
Prospects
1481
Mine
Well
Placerites
Mine
1404
Mine
BM
1423.0
Placeritas
1411
4WD
1475
1455
1450
1430
1420
1400
31
32
32
1
6
5
0 0 mi

Lat/Long: 40.679664 , -118.650454
DMS: 40º 40' 46", -118º 39' 1"
UTM: N:4504507.37, E:360521.50, Zone: 11T

Aurum Exploration, Inc.
Placeritas Mine Map
NMC1070139 155.28 Acres
T33N R30E Sec.31 SW1/4


Sketch 2
Sketch 1
Mine
1564
1550
1500
1450
1716
1621
1625
1529
1468
1489
BM
1458.8
4WD
19
20
21
29
30
0
0 mi

Lat/Long: 40.711807 , -118.639425
DMS: 40º 42' 42", -118º 38' 21"
UTM: N:4508058.14, E:361520.19,
Zone: 11T

Placeritas Mine 2 & 3 Map
NMC 1070140, and 1070837

T33N R30E Sec.19 SE1/4 & NE1/4



Gold Hill Mine
Mineral
Creek
4WD
Mine
15
14
13
18
Sketch 1
Little
Mineral
Chloride
Wall Street Mine
Lucky Well
Creek
22
23
24
G I L A

Lat/Long: 33.342085 , -107.711699
DMS: 33° 20' 31", -107° 42' 42"
UTM: N:3692495.54, E:247628.86, Zone: 13S

Aurum Exploration, Inc. Reward Monster Mine
NMMC#193392


Gravel Pit
G A R F I E L D
F L A T
Dunes
Sketch 1
Sketch 2
BM 5642
BM 5731
BM 5616
BM 5486
18
17
16
19
20
13
24
5669
5667
5517
5534
5538
0 mi

Lat/Long: 38.378395 , -118.216134
DMS: 38° 22' 42", -118° 12' 58"
UTM: N:4248500.05, E:393775.80, Zone: 11S

Aurum Exploration, Inc. Stud Mine 1 + 2
NMC#'s 1067771 + 1067772 40 Acres